UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 28, 2006

FUSA CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-50274	51-0520296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Fifth Avenue, 22nd Floor, Seattle, WA	98101
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code:    (206) 274-5107

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|__|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|__|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|__|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|__|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.    CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)    On April 28, 2006, based upon the recommendation of and approval by our board of directors, FUSA Capital Corporation (the "Company") dismissed Braverman International PC ("Braverman International") as its independent auditor and engaged Moore & Associates LLC to serve as its independent auditor for the fiscal year ending December 31, 2006. Braverman International’s reports on the Company's financial statements for each of the fiscal years ended December 31, 2004 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, however, the audit reports contained going concern qualifications.

During the years ended December 31, 2004 and 2005, there were no disagreements with Braverman International on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Braverman International’s satisfaction, would have caused them to make references to the subject matter in connection with their reports of the Company's financial statements for such years.

In addition, the Company believes there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B. The Company has provided Braverman International with a copy of the foregoing statements and requested that Braverman International provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of Braverman International letter, dated April 28, 2006 is filed as Exhibit 16 to this Current Report on Form 8-K.

(b)    On April 28, 2006, the board of directors of FUSA Capital Corporation engaged the accounting firm of Moore & Associates LLC as principal accountants of FUSA Capital Corporation for the fiscal year ended December 31, 2006. FUSA Capital Corporation has not consulted Moore & Associates LLC during its two most recent fiscal years.

Item 9.          FINANCIAL STATEMENTS AND EXHIBITS.

(c)     EXHIBITS

16      Letter regarding change in certifying accountant from Braverman International, P.C. to the Securities Exchange Commission.

ITEM 9.       FINANCIAL STATEMENTS AND EXHIBITS

          (a)    Financial Statements - none

          (b)    Exhibits: The exhibits listed below are attached and filed as part of this report:

Exhibits	Description

16	Letter regarding change in certifying accountant dated April 28, 2006 from Braverman International, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSA CAPITAL CORPORATION

Dated: April 28, 2006	By:	/s/ Jenifer Osterwalder
	Name:	Jenifer Osterwalder
	Title:	Chief Executive Officer